PRUDENTIAL SECURITIES INC.

   Preliminary Information for The Money Store Home Improvement Trust 1997-II



                             - The Money Store Inc.
                               Seller and Servicer

                - The Money Store Home Improvement Trust 1997-II

                    [$94,900,000] Class A-1 Certificates [ %]
                    [$61,800,000] Class A-2 Certificates [ %]
                    [$27,675,000] Class A-3 Certificates [ %]
                    [$33,125,000] Class M-1 Certificates [ %]
                    [$18,750,000] Class M-2 Certificates [ %]
                    [$13,750,000] Class B Certificates   [ %]

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller and Lehman Brothers. PSI makes no representations as to the accuracy of such information provided to it by the Seller and Lehman Brothers. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                 The Money Store Home Improvement Trust 1997-II


Title of Securities:    The Money Store Home Improvement Loan Certificates,
                        Series 1997-II, (the "Certificates").

Description of
Transaction:            The securities will be issued in six classes: Classes
                        A-1, A-2, A-3, M-1, M-2 and B. The Class A-1, A-2 and
                        A-3 Certificates (the "Class A Certificates") will be rated "Aaa"/"AAA", the Class M-1 Certificates will be rated "Aa2"/"AA", the Class M-2 Certificates will be rated "A2"/"A",and the Class B Certificates will be rated "Baa2"/"BBB" by Moody's Investors Service and
                        Standard & Poor's, respectively.

                        The Class A-1, A-2, A-3, M-1, M-2 and B Certificates are backed by fixed-rate home improvement loans, approximately [15.56%] of which are FHA Title I loans.


-------------------------------------------------------------------------------
CERTIFICATE CLASSES A-1, A-2, A-3, M-1, M-2 and B (SUPPORTED BY TITLE I AND CONVENTIONAL HOME IMPROVEMENT LOANS)
-------------------------------------------------------------------------------

Dated Date:                     June 1, 1997

Prepayment Assumption:          [17% HEP]--Actual prepayments may vary.

                                 Class A-1         Class A-2        Class A-3
Approximate Size:               [$94,900,000]     [$61,800,000]   [$27,675,000]

Rating:                          AAA/Aaa           AAA/Aaa          AAA/Aaa

Avg. Life to Maturity: (app.)    [1.00]            [3.00]           [5.14]

Principal Window:                [07/97-07/99]   [07/99-09/01]    [09/01-08/03]

Coupon:                          [ ---------------- TBA -------------------]

Coupon Day Count:                30/360             30/360           30/360

Stated Maturity:


                                 Class M-1         Class M-2        Class B
Approximate Size:               [$33,125,000]     [$18,750,000]    [$13,750,000]

Rating:                          AA/Aa2             A/A2             BBB/Baa2

Avg. Life to Maturity: (app.)    [7.91]             [13.45]          [7.66]

Principal Window:                [08/03-10/07]    [10/07-01/17]   [02/01-01/17]

Coupon:                          [ --------------- TBA ---------------------]

Coupon Day Count:                30/360             30/360           30/360

Stated Maturity:


-------------------------------------------------------------------------------


Pricing Date:            [June   , 1997]

Settlement Date:         [June 30, 1997]

Servicer:                The Money Store Inc.

Servicing and
Contingency Fees:        Each 25 basis points per annum (total fee of 50 bps per
                         annum).

Trustee:                 The Chase Manhattan Bank.

Custodian:               First Bank N.A.

Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding
                         business day, beginning on July 15, 1997.

Payment Delay:           14 days for all Certificate Classes.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month for all Certificate Classes based on a 30/360 day count.


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                 The Money Store Home Improvement Trust 1997-II

Credit Enhancement:      1) Subordination. Expected subordination levels
                            (subject to change):

                            Class A Certificates:        Aaa/AAA   -  [26.25%]
                            Class M-1 Certificates:      Aa2/AA    -   [13.0%]
                            Class M-2 Certificates:      A2/A      -    [5.5%]

                         2) Overcollateralization.
                         3) Ongoing spread.

Subordination:           Distributions of interest with respect to the Class B
                         Certificates will be subordinate to distributions of interest with respect to the Class A, Class M-1 and Class M-2 Certificates. Distributions of interest with respect to the Class M-2 Certificates will be subordinate to distributions of interest with respect to the Class A and Class M-1 Certificates.
                         Distributions of interest with respect to the Class M-1
                         Certificates will be subordinate to distributions of interest with respect to the Class A Certificates.

                         Similarly, distributions of principal with respect to the Class B Certificates will be subordinate to distributions of principal with respect to the Class A, Class M-1 and Class M-2 Certificates. Distributions of principal with respect to the Class M-2 Certificates will be subordinate to distributions of principal with respect to the Class A and Class M-1 Certificates. Distributions of principal with respect to the Class M-1 Certificates will be subordinate to distributions of principal with respect to the Class A Certificates.

Overcollateralization:   The subordination provisions of the Trust are intended
                         to provide for limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates. This acceleration feature is intended to create an amount
                         ("Overcollateralization or O/C") resulting from, and equal to, the excess of the aggregate principal balances of the collateral over the principal balance of the Certificates. Once the required O/C level is reached, the acceleration feature will cease, unless necessary to maintain the required level of O/C.

                         Excess spread will be used to build O/C to an initial target of [TBD%] of the original principal balance. After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD%] of the original principal balance or [TBD%] of current principal balance, subject to a floor of [TBD%] of original principal balance.

Cash Flow Priorities:    1) Servicing and Trustee Fees;
                         2) Interest to Class A Certificates, without priority among the Class A Certificates; 3) Interest to Class
                         M-1, Class M-2 and Class B Certificates in that order of priority; 4) Principal to the Class A, Class M-1,
                         Class M-2 and Class B Certificates, generally in that order of priority;
                         5) Interest Shortfall Carryforward plus interest thereon to Class A Certificates;
                         6) Interest Shortfall Carryforward plus interest thereon to Class M-1, Class M-2 and Class B, in that order of priority;
                         7) Principal Shortfall Carryforward;
                         8) Repayment of any unreimbursed Servicer or Trustee advances;
                         9) Paydown of Certificates to the required level of Overcollateralization;
                         10) Any excess cash flow reverts to the Seller.

Optional Termination:    The Servicer may repurchase the collateral and, as a
                         result, cause the Certificates to be called at par plus accrued interest after the remaining balances of the loans are less than 10% of the sum of the i) the aggregate principal balances of the initial home improvement loans as of the cut-off date and ii) the original Pre-Funded Amount.

Prefunding Account:      Approximately [25%] of the home improvement loan
                         collateral will be prefunded.

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).

ERISA
Considerations:          Only the Class A Certificates will be ERISA eligible.
                         The Class M-1, Class M-2 and Class B Certificates will not be ERISA eligible.

Taxation:                REMIC.

Legal Investment:        The Certificates will not be SMMEA eligible.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

-------------------------------------------------------------------------------

     -  MONEY STORE 1997-B
     -  Cut Off Date of Tape is  5/31/97
     -  FIXED RATE SECURED HOME IMPROV. COLLATERAL
     -  $112,962,013.94
-------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,836

Aggregate Unpaid Principal Balance:               $112,962,013.94
Aggregate Original Principal Balance:             $113,419,037.67

Weighted Average Gross Coupon:                            12.602%
Gross Coupon Range:                             5.370% -  16.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $19,356.07
Average Original Principal Balance:                    $19,434.38

Maximum Unpaid Principal Balance:                      $72,473.83
Minimum Unpaid Principal Balance:                       $1,490.00

Maximum Original Principal Balance:                    $73,218.82
Minimum Original Principal Balance:                     $1,490.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     227.575
Stated Rem Term Range:                          11.000 -  300.000

Weighted Average Age (First Pay thru Paid Thru Date):       2.454
Age Range:                                       0.000 -   27.000

Weighted Average Original Term (to Mat/Bln Date):         230.029
Original Term Range:                            24.000 -  300.000

Weighted Average Original Term (to Mat/Amor. Date):       230.043
Original Term Range:                            24.000 -  300.000

Weighted Average Combined LTV:                            83.870%
Combined LTV Range:                             0.010% - 100.000%

Weighted Average FICO Score:                              635.765
FICO Score Range:                              413.000 -  832.000

Weighted Average Debt to Income Ratio:                    39.763%
Debt to Income Ratio Range:                     0.400% - 144.600%

--------------------------------------------------------------------------------

Lien Status:                            First Lien Loans :   .00% (1 loan)
                                        Second Lien Loans: 81.80%
                                        Third Lien Loans : 18.20%

MAX ZIP CODE CONCENTRATION :  .69%    zip code = 89014    state = NV

EARLIEST FIRST PAYMENT DATE: 04/22/95

LATEST MATURITY DATE       : 07/02/22

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  GROSS COUPON
-------------------------------------------------------------------------------------------------------------------

                                                         WA              WA        Max. Orig         Total
             Gross                #      %              Rem     WA      Orig        Balance         Current
             Coupon              Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

 5.25% * Gross Coupon *=  5.50%      1    .01    5.370 166.00  14.00    97.29          $12,000        $11,029.07
 7.75% * Gross Coupon *=  8.00%      3    .02    7.990 152.41   4.90    80.84          $10,900        $28,045.21
 8.25% * Gross Coupon *=  8.50%      4    .03    8.500 147.53   4.96    80.54          $10,650        $37,264.25
 8.50% * Gross Coupon *=  8.75%      1    .01    8.700 174.00   6.00    82.95           $8,800         $8,615.89
 8.75% * Gross Coupon *=  9.00%      5    .07    8.990 212.95   4.41    88.88          $20,000        $77,554.98
 9.25% * Gross Coupon *=  9.50%      2    .01    9.500 103.64   2.00    97.17           $8,481        $16,028.73
 9.75% * Gross Coupon *= 10.00%    881  16.94    9.990 244.11   2.21    82.97          $50,000    $19,135,224.77
10.00% * Gross Coupon *= 10.25%     39    .35   10.250 143.33   2.53    79.49          $25,397       $394,588.86
10.25% * Gross Coupon *= 10.50%    266   5.75   10.494 258.16   2.31    83.39          $60,000     $6,497,725.53
10.50% * Gross Coupon *= 10.75%      7    .18   10.725 249.15   2.62    83.74          $50,000       $198,782.65
10.75% * Gross Coupon *= 11.00%    279   5.09   10.989 234.88   2.38    83.00          $50,125     $5,745,912.51
11.00% * Gross Coupon *= 11.25%     40    .82   11.245 257.73   1.86    86.68          $40,322       $928,778.36
11.25% * Gross Coupon *= 11.50%     83   1.89   11.499 253.37   2.67    84.55          $50,000     $2,133,783.56
11.50% * Gross Coupon *= 11.75%     38    .63   11.749 216.29   2.34    75.70          $50,000       $706,842.22
11.75% * Gross Coupon *= 12.00%    401   6.58   11.990 214.13   2.51    79.37          $60,000     $7,432,433.85
12.00% * Gross Coupon *= 12.25%     62   1.04   12.239 221.38   2.71    84.41          $40,110     $1,170,791.69
12.25% * Gross Coupon *= 12.50%    370   4.68   12.495 203.89   2.36    77.00          $73,219     $5,284,135.09
12.50% * Gross Coupon *= 12.75%     54   1.20   12.740 241.07   2.73    85.99          $50,000     $1,360,892.11
12.75% * Gross Coupon *= 13.00%    988  15.19   12.991 210.86   2.47    82.06          $59,826    $17,154,273.60
13.00% * Gross Coupon *= 13.25%    111   1.93   13.227 218.50   2.35    87.14          $51,441     $2,177,099.18
13.25% * Gross Coupon *= 13.50%    203   3.19   13.478 219.00   2.50    84.72          $50,000     $3,604,584.26
13.50% * Gross Coupon *= 13.75%    127   2.65   13.735 237.01   2.52    89.28          $50,490     $2,992,761.81
13.75% * Gross Coupon *= 14.00%    848  14.28   13.990 216.73   2.58    85.41          $50,000    $16,130,645.41
14.00% * Gross Coupon *= 14.25%     88   1.45   14.191 215.36   2.32    90.33          $60,000     $1,637,059.41
14.25% * Gross Coupon *= 14.50%    185   3.16   14.464 232.61   2.34    87.44          $50,000     $3,573,898.91
14.50% * Gross Coupon *= 14.75%     80   1.98   14.750 251.79   2.56    88.48          $50,000     $2,235,426.02
14.75% * Gross Coupon *= 15.00%    344   5.87   14.985 233.07   2.61    85.05          $50,000     $6,632,336.04
15.00% * Gross Coupon *= 15.25%     36    .94   15.240 269.57   2.56    88.74          $50,000     $1,060,987.07
15.25% * Gross Coupon *= 15.50%     49    .87   15.475 224.98   2.53    86.63          $50,000       $984,616.49
15.50% * Gross Coupon *= 15.75%     22    .51   15.731 266.64   2.64    90.36          $50,000       $574,803.35
15.75% * Gross Coupon *= 16.00%    216   2.66   15.969 211.15   2.99    83.96          $60,000     $3,001,107.28
16.75% * Gross Coupon *= 17.00%      3    .03   16.990 239.08   5.42    95.75          $25,000        $33,985.78
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


                                                ORIGINAL MATURITY
                                    (Balloon Loans Shown to Balloon Maturity)
-------------------------------------------------------------------------------------------------------------------

                                                         WA              WA        Max. Orig         Total
            Original              #      %              Rem     WA      Orig         Loan           Current
            Maturity             Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

 20 * Original Maturity *=  30       8    .03   14.516  20.58   3.42    63.44          $14,000        $32,237.98
 30 * Original Maturity *=  40      31    .11   13.187  33.03   2.97    68.48          $14,790       $125,545.92
 40 * Original Maturity *=  50      27    .12   13.126  45.67   2.33    69.49          $14,345       $130,298.82
 50 * Original Maturity *=  60     213   1.27   12.639  57.54   2.45    75.95          $41,835     $1,431,719.16
 70 * Original Maturity *=  80      35    .21   13.544  69.24   2.76    77.54          $20,828       $238,324.93
 80 * Original Maturity *=  90     189   1.23   13.148  81.60   2.42    76.58          $33,595     $1,384,614.45
 90 * Original Maturity *= 100      88    .61   13.920  93.51   2.49    80.69          $50,000       $689,023.47
100 * Original Maturity *=  110     16    .12   13.822 105.54   2.46    81.91          $12,750       $131,513.52
110 * Original Maturity *=  120    915   8.91   12.731 117.64   2.34    79.10          $50,000    $10,066,018.68
140 * Original Maturity *=  150     54    .58   12.373 141.29   2.71    77.66          $25,500       $649,740.68
150 * Original Maturity *=  160      2    .02   13.628 154.58   1.42    83.82          $15,256        $26,257.74
160 * Original Maturity *=  170      2    .01   13.566 166.43   1.57    81.96           $8,664        $15,153.75
170 * Original Maturity *=  180  1,457  20.88   12.466 177.49   2.51    81.08          $50,000    $23,581,049.00
190 * Original Maturity *=  200      2    .05   13.228 188.76   3.24    77.18          $36,000        $61,106.19
200 * Original Maturity *=  210      1    .01   12.990 203.00   1.00    79.19          $13,184        $13,184.00
230 * Original Maturity *=  240  1,576  32.59   13.040 237.49   2.51    84.40          $60,000    $36,811,121.71
270 * Original Maturity *=  280      1    .04   11.750 277.00   3.00    61.89          $40,304        $40,225.23
290 * Original Maturity *=  300  1,219  33.23   12.163 297.61   2.39    86.78          $73,219    $37,534,878.71
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                 REMAINING TERM
                                    (Balloon Loans Shown to Balloon Maturity)
                                (Rem Term Calculated From Scheduled Balance Date)
-------------------------------------------------------------------------------------------------------------------


                                                         WA              WA          Max. Orig         Total
                                  #      %              Rem     WA      Orig           Loan           Current
         Remaining Term          Loan   Pool      WAC   Term    Age     CLTV          Amount          Balance

  1 *= Rem Term *=  12               1    .00   14.990  11.00  25.00    74.09           $6,500         $2,488.23
 12 *  Rem Term *=  24               8    .03   14.516  20.58   3.42    63.44          $14,000        $32,237.98
 24 *  Rem Term *=  36              31    .11   13.176  33.46   3.27    68.34          $14,790       $126,925.37
 36 *  Rem Term *=  48              28    .12   13.222  45.58   2.82    70.48          $14,345       $134,820.81
 48 *  Rem Term *=  60             211   1.26   12.625  57.65   2.34    75.90          $41,835     $1,423,329.49
 60 *  Rem Term *=  72              35    .21   13.544  69.24   2.76    77.54          $20,828       $238,324.93
 72 *  Rem Term *=  84             188   1.22   13.168  81.56   2.42    76.47          $33,595     $1,376,944.51
 84 *  Rem Term *=  96              89    .62   13.872  93.45   2.49    80.87          $50,000       $696,693.41
 96 *  Rem Term *= 108              18    .13   13.746 105.10   3.99    78.29          $12,750       $144,679.66
108 *  Rem Term *= 120             913   8.90   12.731 117.66   2.31    79.15          $50,000    $10,052,852.54
132 *  Rem Term *= 144              54    .58   12.373 141.29   2.71    77.66          $25,500       $649,740.68
144 *  Rem Term *= 156               2    .02   13.628 154.58   1.42    83.82          $15,256        $26,257.74
156 *  Rem Term *= 168               8    .11   12.951 165.38  13.11    69.75          $29,945       $119,712.61
168 *  Rem Term *= 180           1,451  20.78   12.464 177.54   2.46    81.14          $50,000    $23,476,490.14
180 *  Rem Term *= 192               2    .05   13.228 188.76   3.24    77.18          $36,000        $61,106.19
192 *  Rem Term *= 204               1    .01   12.990 203.00   1.00    79.19          $13,184        $13,184.00
228 *  Rem Term *= 240           1,576  32.59   13.040 237.49   2.51    84.40          $60,000    $36,811,121.71
276 *  Rem Term *= 288               1    .04   11.750 277.00   3.00    61.89          $40,304        $40,225.23
288 *  Rem Term *= 300           1,219  33.23   12.163 297.61   2.39    86.78          $73,219    $37,534,878.71
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


                                               LOAN AGE IN MONTHS
                                   (Age Calculated From Scheduled Balance Date)
-------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
       Age of Loan               Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

  0 = Age                           40    .34   13.763 151.62    .00    74.93          $34,126       $383,997.30
  0 * Age *=  12                 5,788  99.59   12.597 227.90   2.45    83.74          $73,219   $112,493,262.08
 12 * Age *=  24                     6    .07   13.101 145.79  17.21    49.09          $29,945        $78,398.65
 24 * Age *=  36                     2    .01   14.381  24.39  26.22    70.12           $6,500         $6,355.91
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


                                                ORIGINATION YEAR
------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
  Year of                         #      %              Rem     WA      Orig         Loan           Current
Origination                      Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

   1995                              4    .03   13.823 121.07  20.71    72.00          $20,215        $34,467.08
   1996                            407   5.60   13.371 205.64   5.32    79.99          $60,000     $6,322,512.29
   1997                          5,425  94.37   12.556 228.91   2.28    83.91          $73,219   $106,605,034.57
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                           ACTUAL NEXT PAYMENT DUE DATE
-------------------------------------------------------------------------------------------------------------------


  Next                                                 WA            WA           Max. Orig        Total
  Due                              #      %            Rem      WA   Orig            Loan          Current
  Date                            Loan   Pool    WAC   Term    Age   CLTV           Amount         Balance

04/03/97                             2    .03   13.673 217.31   3.68  77.90         $19,993       $29,261.48
04/04/97                             3    .04   14.044 180.12   6.43  92.71         $24,889       $44,876.09
04/06/97                             2    .03   13.387 225.17   3.40  67.30         $20,100       $33,325.00
04/07/97                             1    .01   15.980  80.00   4.00  84.76          $5,976        $5,976.00
04/10/97                             5    .09   14.180 193.90   3.76  89.56         $25,000       $96,197.63
04/12/97                             1    .01   13.990 117.00   3.00  91.83          $7,617        $7,617.00
04/14/97                             2    .01   15.680  77.60   3.59  82.66          $7,100       $11,929.37
04/15/97                             5    .05   12.795 188.56   5.58  77.76         $27,594       $52,398.06
04/16/97                             1    .02   14.980 236.00   4.00  96.57         $22,850       $22,849.91
04/17/97                             5    .14   14.358 244.58   4.20  89.67         $49,980      $154,269.68
04/18/97                             1    .01   14.990 177.00   3.00  83.11          $7,950        $7,950.00
04/19/97                             3    .04   15.186 180.08   4.39  39.71         $17,500       $49,163.75
04/20/97                             5    .07   14.287 199.22   4.35  87.62         $19,500       $76,094.57
04/21/97                             8    .20   13.950 241.67   3.50  86.71         $50,000      $222,866.57
04/24/97                             3    .05   14.190 190.50   4.64  85.77         $25,000       $55,272.82
04/25/97                             7    .08   14.206 182.67   3.81  88.33         $25,000       $86,446.32
05/01/97                            60   1.04   13.150 226.99   3.00  81.39         $50,000    $1,178,668.63
05/02/97                            11    .12   12.670 175.06   2.00  71.15         $25,000      $131,961.75
05/03/97                            12    .16   13.540 232.65   2.22  83.10         $41,620      $178,788.02
05/04/97                             8    .13   13.482 234.57   2.68  88.54         $34,750      $144,427.72
05/05/97                             9    .15   12.889 235.45   3.48  85.22         $39,966      $168,018.67
05/06/97                             5    .07   14.171 222.09   3.45  83.33         $40,000       $75,007.73
05/07/97                            11    .18   13.626 230.99   3.75  84.66         $50,000      $200,750.37
05/08/97                             9    .21   13.523 235.84   2.42  73.66         $50,000      $239,563.21
05/09/97                            14    .31   12.725 228.71   2.03  75.05         $60,000      $345,066.69
05/10/97                            15    .29   13.630 246.67   2.92  84.43         $50,000      $327,630.63
05/11/97                            20    .28   13.022 196.56   2.82  85.15         $32,100      $312,227.92
05/12/97                            18    .33   13.372 218.39   3.22  87.94         $35,000      $372,237.07
05/13/97                            13    .24   13.661 212.22   2.88  83.32         $48,000      $266,887.89
05/14/97                            29    .53   12.530 210.65   2.55  83.98         $50,000      $602,522.58
05/15/97                            29    .65   13.028 251.97   2.20  84.64         $50,000      $735,283.41
05/16/97                            26    .42   12.281 231.14   2.52  77.29         $40,364      $469,314.12
05/17/97                            24    .37   13.122 223.03   3.46  80.44         $59,826      $421,354.38
05/18/97                            31    .47   12.594 199.45   2.34  86.47         $40,321      $533,210.46
05/19/97                            15    .24   13.108 221.70   3.14  85.05         $39,941      $267,616.94
05/20/97                            18    .25   13.641 211.54   4.18  80.48         $50,000      $284,160.82
05/21/97                            35    .43   13.060 197.40   2.54  82.60         $50,000      $484,811.48
05/22/97                            28    .52   12.732 248.48   2.35  85.29         $50,000      $586,064.93
05/23/97                            35    .49   13.161 210.79   2.19  81.79         $40,000      $558,918.36
05/24/97                            48    .90   13.062 240.48   2.56  83.10         $50,000    $1,015,188.01
05/25/97                            63   1.06   13.290 215.49   2.69  87.90         $50,000    $1,201,954.56
06/01/97                           427   7.31   12.725 233.54   2.04  82.58         $50,490    $8,258,796.26
06/02/97                            89   1.57   12.617 232.03   1.94  85.57         $50,000    $1,773,883.72
06/03/97                            66   1.04   12.566 218.09   2.84  78.94         $60,000    $1,175,237.46
06/04/97                            67   1.17   12.800 226.17   2.61  83.24         $50,000    $1,322,909.57
06/05/97                           123   1.95   12.938 219.91   2.16  78.39         $50,000    $2,206,887.48
06/06/97                           106   1.79   12.014 231.31   2.04  83.95         $50,000    $2,023,184.17
06/07/97                           152   2.73   12.277 230.57   2.03  84.47         $50,000    $3,082,114.49
06/08/97                           115   2.16   12.526 235.89   1.88  85.66         $50,000    $2,443,033.27
06/09/97                           131   2.06   12.487 206.79   1.86  83.22         $50,000    $2,327,946.52
06/10/97                           167   2.93   12.411 232.64   2.60  83.96         $60,000    $3,313,187.43
06/11/97                           155   2.80   12.559 223.49   2.70  80.69         $60,000    $3,160,495.97
06/12/97                            98   1.72   12.321 237.22   2.82  86.04         $50,000    $1,941,011.07
06/13/97                           108   1.83   12.780 227.87   2.89  84.32         $50,000    $2,068,811.23
06/14/97                           153   2.67   12.606 229.49   2.53  83.13         $50,000    $3,010,556.82
06/15/97                           138   2.36   12.753 224.45   2.34  83.41         $50,000    $2,666,614.41
06/16/97                           114   1.77   12.542 214.26   2.32  82.76         $48,388    $1,995,864.83
06/17/97                           145   2.53   12.287 229.53   2.52  85.55         $50,000    $2,853,267.32
06/18/97                           144   2.45   12.416 232.34   2.45  83.69         $50,000    $2,762,355.61
06/19/97                           101   2.00   12.524 235.18   3.20  83.35         $60,000    $2,263,344.26
06/20/97                           133   2.27   12.436 234.26   3.47  82.83         $50,000    $2,563,175.87
06/21/97                           181   3.35   12.740 234.17   2.61  86.46         $53,517    $3,788,236.18
06/22/97                           106   1.79   12.694 225.51   2.40  83.69         $50,000    $2,018,980.57
06/23/97                           125   1.95   12.713 215.67   2.34  80.98         $50,125    $2,200,565.09
06/24/97                           168   3.22   12.357 228.46   2.68  84.92         $50,000    $3,633,182.08
06/25/97                           170   2.90   12.968 219.61   2.82  86.04         $50,000    $3,280,366.71
06/26/97                             1    .02   13.375 235.00   5.00  88.83         $25,000       $24,885.92
06/28/97                             1    .01   13.990 178.00   2.00  91.95         $16,000       $15,971.01
07/01/97                           737  12.82   12.600 230.47   2.27  84.19         $73,219   $14,484,244.78
07/02/97                            85   1.61   12.253 229.17   1.62  85.32         $50,000    $1,817,683.77
07/03/97                            63   1.16   12.604 235.23   2.24  85.22         $50,000    $1,311,166.87
07/04/97                            74   1.27   12.677 226.56   2.49  84.12         $50,000    $1,435,439.34
07/05/97                            96   1.53   12.341 217.16   2.38  81.65         $55,803    $1,732,164.41
07/06/97                            65   1.12   12.207 226.26   2.03  88.29         $50,000    $1,263,770.61
07/07/97                            87   1.48   12.086 225.98   2.17  85.31         $50,000    $1,674,832.18
07/08/97                            48    .79   12.829 229.32   1.81  81.51         $50,000      $891,709.12
07/09/97                            27    .48   12.271 241.93   2.23  80.22         $50,000      $547,097.05
07/10/97                            56    .98   12.076 230.23   2.69  82.59         $50,000    $1,108,799.07
07/11/97                            38    .70   11.576 242.11   2.54  84.37         $42,000      $790,585.57
07/12/97                            30    .48   12.029 232.17   3.08  89.32         $41,602      $545,865.30
07/13/97                            18    .37   12.401 274.04   3.06  84.93         $40,110      $420,804.12
07/14/97                            24    .46   12.822 230.02   2.43  86.95         $50,000      $523,028.11
07/15/97                            24    .38   13.364 209.84   3.30  88.29         $43,165      $431,093.91
07/16/97                            13    .19   12.400 197.50   2.38  68.81         $39,597      $212,101.37
07/17/97                            16    .21   11.074 203.16   2.94  74.99         $40,256      $242,017.70
07/18/97                            30    .48   12.185 214.27   2.64  81.29         $42,000      $541,704.10
07/19/97                            13    .19   12.516 224.38   3.13  82.20         $27,700      $212,647.76
07/20/97                            15    .22   12.529 213.05   3.82  82.55         $50,000      $248,400.19
07/21/97                             9    .14   13.511 229.02   2.73  87.90         $50,000      $158,147.46
07/22/97                             9    .20   11.961 255.54   1.87  87.27         $50,489      $227,511.06
07/23/97                             3    .05   13.478 226.11   7.40  65.27         $34,856       $53,520.62
07/24/97                             7    .12   13.638 220.61   2.52  83.22         $35,225      $137,965.92
07/25/97                            13    .21   13.070 221.91   2.95  85.79         $38,000      $235,948.26
08/01/97                            54    .67   12.159 205.74   2.08  82.38         $50,000      $761,149.72
08/02/97                             8    .08   12.667 191.62    .85  77.34         $21,088       $94,454.84
08/03/97                             6    .07    9.891 203.50   3.08  81.37         $25,235       $74,205.55
08/04/97                             2    .01   11.127 125.43   3.00  47.20          $8,500       $13,651.73
08/05/97                             3    .05   14.406 244.31   2.02  76.77         $35,000       $55,829.28
08/07/97                             2    .03   12.372 272.14   3.60  72.64         $20,000       $32,630.63
08/08/97                             4    .03   12.664 185.35   2.02  67.22         $13,600       $32,693.19
08/09/97                             3    .04   12.330 238.00   2.00  84.07         $25,000       $48,150.58
08/10/97                             3    .05   10.264 217.99   3.59  77.59         $29,664       $54,365.46
08/11/97                             2    .02   10.994 252.12   2.75  78.48         $15,356       $20,367.97
08/12/97                             2    .03   10.827 196.58   3.00  89.93         $20,946       $30,175.63
08/13/97                             1    .01   12.990 177.00   3.00  91.03         $12,200       $11,225.95
08/14/97                             2    .01   11.672 148.68   2.66  81.50         $11,227       $16,602.93
08/15/97                             1    .01   13.990 178.00   2.00  89.21          $6,800        $6,217.28
08/16/97                             1    .01   15.750 178.00   2.00  64.33         $12,752       $12,732.01
08/17/97                             3    .04   13.203 223.28   2.43  95.29         $20,000       $43,971.07
08/18/97                             1    .03   10.990 238.00   2.00  72.57         $35,310       $35,310.00
08/19/97                             1    .01   12.500 237.00   3.00  92.98         $10,530       $10,160.32
08/20/97                             1    .01   11.250 117.00   3.00  74.37         $12,293       $11,848.73
08/21/97                             1    .02   14.990 238.00   2.00  83.03         $25,000       $24,382.59
08/25/97                             1    .01   10.990 298.00   2.00  30.66         $17,997       $11,170.40
09/01/97                             3    .01   13.032  87.19   3.29  45.31          $7,433       $14,187.68
09/02/97                             1    .01   13.500  58.00   2.00  77.62          $8,432        $7,984.34
09/03/97                             1    .00   11.990  93.00   3.00  47.07          $5,620        $5,203.48
09/04/97                             1    .01   12.990 176.00   4.00  87.06         $10,000        $9,722.21
09/05/97                             1    .01    9.990 239.00   1.00  94.96         $12,675       $12,675.00
09/10/97                             1    .00   13.690  84.00    .00  74.91          $4,700        $4,700.00
10/03/97                             1    .00   14.500  84.00    .00  99.85          $3,425        $3,424.62
05/03/98                             1    .02    9.990 297.00   3.00  83.30         $24,025       $21,576.18
---------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45  83.69         $73,219  $112,962,013.94
===============================================================================================================


                                               ORIGINAL LTV RANGE
-------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
          CLTV                    #      %              Rem     WA      Orig         Loan           Current
          RANGE                  Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

  0.000 * CLTV *=   5.000            3    .04   11.525 147.85   2.92      .06          $25,397        $49,320.91
  5.000 * CLTV *=  10.000            9    .07   11.976 144.01   2.03     7.77          $21,500        $80,932.45
 10.000 * CLTV *=  15.000           17    .16   12.862 169.84   2.01    11.92          $30,000       $183,963.08
 15.000 * CLTV *=  20.000           27    .28   12.536 182.35   3.01    17.52          $43,365       $311,271.93
 20.000 * CLTV *=  25.000           41    .50   12.639 189.01   2.79    22.33          $39,967       $566,650.03
 25.000 * CLTV *=  30.000           59    .66   12.354 192.06   2.31    27.86          $50,000       $745,379.98
 30.000 * CLTV *=  35.000           31    .40   12.404 198.01   2.97    31.94          $60,000       $446,500.56
 35.000 * CLTV *=  40.000           56    .72   12.508 205.91   2.50    37.48          $50,000       $814,306.43
 40.000 * CLTV *=  45.000           69    .90   12.541 200.68   2.40    42.30          $50,000     $1,020,590.45
 45.000 * CLTV *=  50.000           77   1.00   12.538 200.43   2.13    47.44          $73,219     $1,130,369.76
 50.000 * CLTV *=  55.000           94   1.30   12.201 200.79   2.50    52.45          $47,015     $1,474,037.06
 55.000 * CLTV *=  60.000          136   1.69   12.589 192.75   2.40    57.47          $60,000     $1,907,153.85
 60.000 * CLTV *=  65.000          161   2.32   12.494 213.73   2.25    62.64          $60,000     $2,618,095.27
 65.000 * CLTV *=  70.000          230   3.69   12.274 215.36   2.33    67.54          $60,000     $4,171,501.04
 70.000 * CLTV *=  75.000          376   6.13   12.328 216.99   2.38    72.61          $60,000     $6,924,672.07
 75.000 * CLTV *=  80.000          571   9.05   12.181 219.22   2.36    77.75          $51,441    $10,226,591.64
 80.000 * CLTV *=  85.000          703  12.62   12.426 233.04   2.41    82.60          $50,490    $14,261,117.30
 85.000 * CLTV *=  90.000          835  14.76   12.659 232.06   2.47    87.57          $50,000    $16,670,977.97
 90.000 * CLTV *=  95.000          949  16.95   12.616 230.50   2.51    92.41          $50,489    $19,146,213.60
 95.000 * CLTV *= 100.000        1,376  26.53   12.935 238.55   2.50    97.86          $50,125    $29,967,757.87
  CLTV not available                16    .22   13.841 173.93   5.70      .00          $29,945       $244,610.69
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                            ORIGINAL MORTGAGE AMOUNT
-------------------------------------------------------------------------------------------------------------------


                                                          WA              WA        Max. Orig         Total
            Original                #      %             Rem     WA      Orig         Loan           Current
          Mortgage Amt.            Loan   Pool     WAC   Term    Age     CLTV        Amount          Balance

         0 * Balance *=    25,000  4,388  54.65  12.741 199.01   2.48    81.73          $25,000    $61,733,086.64
    25,000 * Balance *=    50,000  1,435  44.69  12.424 261.96   2.42    86.34          $50,000    $50,486,617.85
    50,000 * Balance *=    75,000     13    .66  13.078 263.99   2.95    66.63          $73,219       $742,309.45
-------------------------------------------------------------------------------------------------------------------
Total.....                         5,836 100.00% 12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


                                             CURRENT MORTGAGE AMOUNT
-------------------------------------------------------------------------------------------------------------------


                                                          WA              WA        Max. Orig         Total
             Current                #      %             Rem     WA      Orig         Loan           Current
          Mortgage Amt.            Loan   Pool     WAC   Term    Age     CLTV        Amount          Balance

         0 * Balance *=    25,000  4,400  54.91  12.734 199.17   2.48    81.71          $25,300    $62,030,450.73
    25,000 * Balance *=    50,000  1,423  44.43  12.431 262.14   2.41    86.38          $50,000    $50,189,253.76
    50,000 * Balance *=    75,000     13    .66  13.078 263.99   2.95    66.63          $73,219       $742,309.45
-------------------------------------------------------------------------------------------------------------------
Total.....                         5,836 100.00% 12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                         GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------


                                                                   Calc.
                                 WA                          WA     WA        Min. Curr  Max. Curr      Total           Avg.
          #      %              Rem     WA     MIN    MAX   Orig   Curr         Loan       Loan        Current          Curr
 State  Loans   Pool     WAC    Term    Age    AGE    AGE   CLTV   CLTV        Amount     Amount       Balance          Bal

AR        100    1.17  11.192  184.17   2.30   1.00   5.00  77.79  77.47       $2,818     $42,452      $1,324,680      $13,247
AZ        245    4.30  11.571  234.83   2.26    .00   6.00  84.39  84.10       $4,856     $49,973      $4,853,939      $19,812
CA      1,873   41.52  12.462  255.55   2.46    .00  13.00  86.89  86.60       $2,959     $60,000     $46,897,493      $25,039
CO         65     .96  13.030  227.29   2.44   1.00   9.00  81.67  81.40       $4,227     $72,474      $1,086,943      $16,722
CT         21     .28  13.625  185.68   2.35   1.00   4.00  78.10  77.83       $6,528     $42,473        $321,707      $15,319
DC          2     .02  13.990  162.86   2.00   2.00   2.00  90.67  90.67       $5,400     $16,000         $21,400      $10,700
DE         13     .14  13.324  173.09   2.04    .00   4.00  85.13  84.93       $6,937     $21,000        $157,998      $12,154
FL        282    4.76  12.432  224.68   2.61   1.00  12.00  83.70  83.47       $2,691     $50,000      $5,373,370      $19,055
GA        224    4.08  12.924  213.31   2.46    .00   5.00  80.29  80.10       $2,977     $50,000      $4,608,990      $20,576
IA         38     .53  12.889  211.86   1.88   1.00   5.00  81.16  80.96       $4,028     $49,955        $595,702      $15,676
ID         34     .64  12.980  238.72   2.27   1.00   5.00  76.71  76.57       $5,080     $51,438        $720,573      $21,193
IL        312    4.41  13.596  195.83   2.48    .00  17.00  80.92  80.57       $1,778     $55,299      $4,985,791      $15,980
IN         66     .81  13.677  173.67   2.39    .00   6.00  80.60  80.09       $1,944     $41,900        $910,923      $13,802
KS         32     .49  12.082  196.80   2.26   1.00   6.00  78.16  77.87       $1,987     $40,307        $559,040      $17,470
KY         34     .39  14.115  177.45   2.99   1.00   8.00  80.45  80.01       $3,904     $48,847        $438,810      $12,906
LA         99     .97  12.633  170.88   3.05   1.00  25.00  75.34  74.73       $2,488     $39,554      $1,097,925      $11,090
MA         12     .29  14.591  230.67   2.68   2.00   5.00  81.05  80.89       $5,912     $59,902        $332,823      $27,735
MD         58     .67  13.821  186.04   2.48   1.00   7.00  85.22  84.87       $1,666     $40,000        $761,088      $13,122
ME          6     .08  13.923  189.66   2.09   1.00   3.00  77.27  76.92       $5,476     $24,871         $89,097      $14,849
MI         69     .84  13.635  194.87   1.90    .00   4.00  82.03  81.60       $2,241     $37,973        $951,040      $13,783
MN         78    1.04  13.405  203.96   2.19    .00   5.00  80.28  79.90       $2,429     $34,995      $1,170,006      $15,000
MO         73     .88  13.637  190.57   2.11    .00   5.00  77.91  77.67       $1,704     $39,606        $992,285      $13,593
MS         77     .85  12.784  173.43   2.67   1.00   6.00  74.26  73.94       $3,380     $34,983        $963,997      $12,519
NC         59     .71  12.975  202.94   2.65   1.00   7.00  75.22  74.81       $4,383     $49,781        $803,539      $13,619
NE          7     .09  13.743  195.95   1.91   1.00   2.00  80.93  80.85       $7,582     $34,200         $99,146      $14,164
NH          3     .02  13.928  178.00   2.16   1.00   3.00  80.23  79.55       $3,380     $15,492         $26,505       $8,835
NJ        208    3.21  13.247  196.45   2.42   1.00  10.00  82.17  81.89       $2,108     $49,968      $3,630,009      $17,452
NM         22     .32  11.808  212.38   2.78   1.00   7.00  76.35  76.11       $5,282     $25,428        $366,824      $16,674
NV        299    5.94  11.107  249.12   2.23    .00   7.00  83.92  83.67       $2,964     $50,490      $6,706,626      $22,430
NY        249    4.88  13.445  223.80   2.77   1.00  10.00  84.84  84.53       $3,949     $59,637      $5,510,703      $22,131
OH        176    1.95  14.025  176.80   2.50    .00   6.00  80.12  79.75       $1,654     $38,600      $2,205,100      $12,529
OK         79     .72  11.985  158.77   2.53   1.00   6.00  80.25  79.75       $3,736     $34,733        $813,899      $10,303
OR         40     .68  12.976  236.11   2.09   1.00   4.00  76.00  75.78       $5,169     $50,000        $764,818      $19,120
PA        166    1.89  12.720  182.66   2.57    .00   9.00  78.42  77.98       $1,490     $41,434      $2,136,811      $12,872
RI          7     .13  13.990  220.79   1.98   1.00   2.00  89.37  89.20       $3,500     $32,704        $142,031      $20,290
SC         60     .97  13.228  188.32   3.06   1.00  14.00  82.27  81.94       $4,308     $37,873      $1,099,359      $18,323
TN         91    1.27  12.769  193.97   2.55   1.00   6.00  85.96  85.67       $3,193     $41,620      $1,436,998      $15,791
TX        337    4.10  11.751  171.07   2.38    .00  27.00  78.56  78.14       $2,853     $42,904      $4,634,120      $13,751
UT         35     .52  12.478  221.37   2.24   1.00   6.00  77.98  77.81       $5,230     $41,660        $583,450      $16,670
VA         36     .38  14.582  156.90   2.62   1.00   6.00  85.04  84.59       $3,175     $45,857        $427,590      $11,877
WA         93    1.51  13.539  227.41   2.37    .00   7.00  80.60  80.29       $3,540     $49,713      $1,708,038      $18,366
WI         35     .39  13.531  193.29   2.22   1.00   6.00  83.15  82.83       $2,081     $28,058        $443,464      $12,670
WV         12     .10  12.594  159.15   1.79    .00   4.00  58.43  58.18       $3,500     $18,107        $109,712       $9,143
WY          9     .09  12.774  175.12   1.93   1.00   3.00  69.22  69.12       $6,385     $17,648         $97,654      $10,850
--------------------------------------------------------------------------------------------------------------------------------
Total.. 5,836  100.00% 12.602  227.57   2.45    .00  27.00  83.69  83.39     $1,490       $72,474    $112,962,014      $19,356
================================================================================================================================


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                  PROPERTY-TYPE
------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

Single Family Detached           5,662  96.01   12.563 227.42   2.45    83.68       $73,219     $108,451,781.22
Single Family Attached              48   1.20   13.633 242.96   2.69    90.20       $50,000       $1,353,938.97
2 Family                            45    .86   12.943 215.89   2.36    83.17       $49,417         $973,707.70
3-4 Family                          11    .26   13.123 238.90   2.60    85.95       $50,000         $292,970.98
Townhouses                           6    .05   13.881 153.30   1.88    94.34       $19,000          $61,783.73
PUD                                  4    .09   13.216 255.02   2.61    89.06       $50,000          $98,764.57
Co-op                                1    .02   13.990 162.00  18.00    89.33       $20,215          $19,862.77
Other                               59   1.51   13.878 231.90   2.69    77.91       $60,000       $1,709,204.00
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69       $73,219     $112,962,013.94
===================================================================================================================


                                                    OCCUPANCY
------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

Owner Occ.                       5,803  98.98   12.594 227.50   2.45    83.83          $73,219   $111,814,716.67
Investor                            28    .91   13.452 233.49   2.85    69.69          $60,000     $1,024,874.02
Vacation/Second Home                 5    .11   12.640 245.40   2.74    73.40          $32,775       $122,423.25
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================


                                               DOCUMENTATION LEVEL
------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

Full Documentation               5,836 100.00   12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================


                                                  LOAN-PURPOSE
------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
                                 Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

Refinance/No ETO                   305   4.26   13.113 212.77   5.29    80.43          $50,000     $4,816,493.40
Refinance/ETO                        1    .00   13.990 117.00   3.00    71.97           $5,000         $4,955.73
Construction                         1    .02   11.250 298.00   2.00    82.56          $24,227        $24,226.75
Home Improvement                 5,526  95.70   12.579 228.25   2.32    83.84          $73,219   $108,101,733.75
Other                                3    .01   13.596  65.40  24.40    48.44           $9,071        $14,604.31
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                                LOAN GRADE
--------------------------------------------------------------------------------------------------------------


                                                         WA              WA      Max. Orig          Total
                                  #      %              Rem     WA      Orig       Loan            Current
     Loan Grade                  Loan   Pool      WAC   Term    Age     CLTV      Amount           Balance

A                                2,091  34.75   11.538 225.04   2.43    81.79       $73,219     $39,252,661.91
A-                               1,743  35.82   13.031 241.85   2.41    86.49       $60,000     $40,460,267.74
B+                               1,527  23.06   13.194 214.31   2.46    82.57       $60,000     $26,049,561.47
B                                  448   6.07   13.837 209.09   2.83    82.58       $60,000      $6,853,729.86
B-                                  26    .29   14.040 213.03   2.43    76.37       $38,908        $331,368.46
C+                                   1    .01   15.750 179.00   1.00    87.05       $14,425         $14,424.50
--------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69       $73,219    $112,962,013.94
==============================================================================================================


                                                     LIEN STATUS
----------------------------------------------------------------------------------------------------------------


                                                           WA             WA     Max. Orig         Total
                                 #        %               Rem     WA     Orig      Loan           Current
     Lien Status                Loan     Pool      WAC    Term    Age    CLTV     Amount          Balance

1                                   1      .00   14.500   81.00   3.00   79.78        $4,152         $4,096.71
2                               4,607    81.80   12.681  229.76   2.45   85.64       $73,219    $92,406,107.86
3                               1,228    18.20   12.245  217.80   2.47   74.92       $50,000    $20,551,809.37
----------------------------------------------------------------------------------------------------------------
Total.....                      5,836   100.00%  12.602  227.57   2.45   83.69       $73,219   $112,962,013.94
================================================================================================================


                                                LOAN TYPE
--------------------------------------------------------------------------------------------------------------


                                                         WA              WA      Max. Orig          Total
                                  #      %              Rem     WA      Orig       Loan            Current
     Loan Type                   Loan   Pool      WAC   Term    Age     CLTV      Amount           Balance

FHA SECURED HOME IMPROV.         1,059  15.56   13.669 208.61   2.57    84.35       $60,000     $17,574,332.07
SECURED HOME IMPROV. (NOT FHA)   4,777  84.44   12.405 231.07   2.43    83.57       $73,219     $95,387,681.87
--------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69       $73,219    $112,962,013.94
==============================================================================================================


                                                    BALLOON LOANS
------------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
BALLOON CODE                     Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

No                               5,834  99.98   12.602 227.59   2.45    83.69          $73,219   $112,943,613.94
Yes                                  2    .02   12.625 106.64   1.70    98.65          $12,900        $18,400.00
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================

* Balloon loans have a [bln. term]/[amor. term] of 81/84 and 120/240.


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                            ORIGINAL FICO RANGE
-------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
      FICO RANGE                 Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

  400 * FICO *=  425                 3    .03   10.779 163.02   1.82    86.24          $16,689        $33,250.75
  425 * FICO *=  450                 2    .03   11.282 224.55   2.00    74.62          $35,310        $38,161.61
  450 * FICO *=  475                13    .16   13.649 193.97   2.43    76.22          $29,196       $182,479.85
  475 * FICO *=  500                38    .75   13.789 237.35   2.85    83.22          $50,000       $842,571.18
  500 * FICO *=  525               148   2.44   13.502 227.54   2.46    85.68          $50,000     $2,760,930.64
  525 * FICO *=  550               301   5.21   13.300 232.58   2.36    85.92          $50,000     $5,886,932.32
  550 * FICO *=  575               497   8.61   13.345 230.52   2.40    85.42          $60,000     $9,724,680.35
  575 * FICO *=  600               692  12.08   13.211 225.78   2.34    85.34          $50,000    $13,645,424.54
  600 * FICO *=  625               755  13.93   13.063 234.82   2.46    85.66          $51,441    $15,732,500.10
  625 * FICO *=  650               794  14.33   12.680 229.58   2.40    84.21          $73,219    $16,186,917.17
  650 * FICO *=  675               657  11.62   12.259 228.10   2.45    82.71          $50,000    $13,127,925.05
  675 * FICO *=  700               453   7.75   11.676 229.22   2.39    83.66          $50,000     $8,759,173.68
  700 * FICO *=  725               387   6.60   11.365 229.16   2.24    81.41          $50,000     $7,453,332.08
  725 * FICO *=  750               262   4.54   11.103 230.30   2.30    80.78          $50,125     $5,127,552.70
  750 * FICO *=  800               322   5.26   10.763 223.71   2.17    78.16          $50,000     $5,945,584.10
  800 * FICO *=  850                15    .23   11.204 216.39   2.46    65.87          $38,000       $256,358.02
FICO Score not available           497   6.43   13.850 199.87   3.53    81.86          $60,000     $7,258,239.80
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


                                               ORIGINAL DTI RANGE
-------------------------------------------------------------------------------------------------------------------


                                                         WA              WA        Max. Orig         Total
                                  #      %              Rem     WA      Orig         Loan           Current
       DTI RANGE                 Loan   Pool      WAC   Term    Age     CLTV        Amount          Balance

  0.000 * DTI *=  10.000             7    .10   11.207 196.73   2.11    70.23          $42,452       $115,557.88
 10.000 * DTI *=  20.000           142   1.88   12.044 191.04   2.35    69.95          $40,000     $2,119,623.62
 20.000 * DTI *=  30.000           794  12.16   12.185 212.77   2.54    80.41          $60,000    $13,737,351.28
 30.000 * DTI *=  40.000         1,905  31.43   12.564 223.34   2.44    83.75          $60,000    $35,501,130.87
 40.000 * DTI *=  50.000         2,723  49.97   12.811 233.78   2.46    85.15          $73,219    $56,447,911.44
 50.000 * DTI *=  60.000           239   4.02   11.816 245.17   2.21    82.61          $50,490     $4,539,821.08
 60.000 * DTI *=  70.000             7    .11   11.400 204.83   1.18    77.41          $40,431       $128,189.95
 70.000 * DTI *=  80.000             4    .06   12.833 264.30   2.58    76.01          $43,054        $72,690.20
 80.000 * DTI *=  90.000             2    .03   12.969 252.92   2.00    83.50          $27,290        $36,354.52
 90.000 * DTI *=  95.000             1    .01   13.990 117.00   3.00    91.83           $7,617         $7,617.00
 95.000 * DTI *= 100.000             2    .04   12.641 256.54   3.00    97.66          $26,800        $40,397.68
120.000 * DTI *= 150.000             1    .03   12.500 297.00   3.00    93.65          $34,000        $33,980.09
DTI Ratio not available              9    .16   14.094 233.51   3.46    63.39          $45,000       $181,388.33
-------------------------------------------------------------------------------------------------------------------
Total.....                       5,836 100.00%  12.602 227.57   2.45    83.69          $73,219   $112,962,013.94
===================================================================================================================
*= Less than


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.